UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42103	84-3829824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 676-8668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW*	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s tradeable warrants trade over-the-counter on OTC Pink Market operated on the OTC Markets under the trading symbol “NAKAW”.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 17, 2026, the Audit Committee of the Board of Directors of Nakamoto Inc., a Delaware corporation (the “Company”), dismissed Sadler, Gibb & Associates, LLC (“Sadler”) as the Company’s independent registered public accounting firm. The Company informed Sadler of its dismissal on June 17, 2026.

During the period of Sadler’s engagement beginning in 2022 through the date of Sadler’s dismissal, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Sadler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Sadler’s satisfaction, would have caused Sadler to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness relating to internal control over financial reporting described in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee discussed the material weakness described above with Sadler, and the Company has authorized Sadler to respond fully to the inquiries of Wolf & Company, P.C. (“Wolf”) concerning such matter. Sadler’s reports on the Company’s financial statements for the two most recent fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Sadler with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that Sadler furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of Sadler’s letter, dated June 17, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 17, 2026, the Audit Committee approved the engagement of Wolf as the Company’s independent registered public accounting firm and formally engaged Wolf on June 17, 2026. Wolf’s appointment will be for the Company’s fiscal year ending December 31, 2026, and related interim periods ending June 30, 2026, and September 30, 2026.

During the Company’s two most recent fiscal years ended December 31, 2025, and December 31, 2024, and for the subsequent interim period through June 17, 2026, neither the Company nor anyone on its behalf consulted Wolf regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that Wolf concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission, dated June 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NAKAMOTO INC.

Dated: June 22, 2026	By:	/s/ Teresa Gendron
Teresa Gendron
Chief Financial Officer